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Exhibit 99.5

UNITED STATES BANKRUPTCY COURT

NORTHERN DISTRICT OF ILLINOIS

EASTERN DIVISION

In re:	)	Case No. 02 B 12059 (Jointly Administered)
)
HA 2003, INC., formerly known as	)	Chapter 11
HA-LO INDUSTRIES, INC., et al.,	)
	)	Hon. Carol A. Doyle
Debtors and	)
Debtors-in-Possession,

DEBTORS' POST-SALE MONTHLY OPERATING REPORT

FOR THE PERIOD FROM SEPTEMBER 1, 2003 THROUGH SEPTEMBER 30, 2003

                      Neal L. Wolf (IL ARDC No. 6186361)
                      Todd L. Padnos (IL ARDC No. 6209679)
                      Brett J. Kitei (admitted                       pro hac vice)
                      LeBOEUF, LAMB, GREENE & MACRAE, LLP
                      One Embarcadero Center, 4th Floor
                      San Francisco, CA 94111
                      Telephone: (415) 951 1100
                      Facsimile: (415) 951 1180

                      Counsel for Debtors and Debtors-in-Possession

        HA2003, Inc., formerly known as HA-LO Industries, Inc. ("HA-LO"), and its wholly-owned subsidiaries, LW2003, Inc., formerly known as Lee Wayne Corporation ("Lee Wayne"), and Starbelly.com, Inc. ("Starbelly"), debtors and debtors-in-possession in these Chapter 11 cases (collectively, the "Debtors"),(1) hereby submit this post-sale monthly operating report for the period from September 1, 2003 through September 30, 2003.

        The customary reporting format provides for financial information of a debtor operating a business. On May 14, 2003, HA-LO and Lee Wayne sold substantially all of their assets to two affiliates of H.I.G. Capital, LLC. These assets included all operating assets of the Debtors. As a result, the Debtors are no longer operating a promotional products business. Given the foregoing, the format for this report has been modified.

Dated: October 17, 2003	Respectfully submitted,

/s/ Brett J. Kitei
Neal L. Wolf (IL ARDC No. 6186361)
Todd L. Padnos (IL ARDC No. 6209679)
Brett J. Kitei (admitted pro hac vice)
LeBoeuf, Lamb, Greene & MacRae, LLP
One Embarcadero Center, 4th Floor
San Francisco, CA 94111
Telephone: (415) 951 1100
Facsimile: (415) 951 1180
Counsel for Debtors and Debtors-in-Possession

(1)
On May 14, 2003, HA-LO and Lee Wayne sold substantially all of their assets to two affiliates of H.I.G. Capital, LLC (the "HIG Buyer"). In connection with this sale, HA-LO and Lee Wayne sold their rights to the names HA-LO and Lee Wayne to the HIG Buyer, subject to the reservation of HA-LO's and Lee Wayne's right to use such name in connection with its Chapter 11 case. Thereafter, pursuant to the terms of the Order entered by the Bankruptcy Court on April 4, 2003 authorizing such asset sale, HA-LO and Lee Wayne changed their names to HA2003, Inc. and LW2003, Inc., respectively. Notwithstanding the foregoing, HA2003, Inc. formerly known as HA-LO Industries, Inc. is referred to herein as HA-LO. The use of this definition is for the convenience of the parties to this lawsuit and should not be confused with any business being operated presently by the HIG Buyer under the name of HA-LO.

2

  TABLE OF CONTENTS

  Monthly Operating Report
  HA-LO INDUSTRIES, INC. (Case No. 02 B 12059)

  For the period of September 1, 2003 through September 30, 2003

Tab A:	Consolidated Balance Sheet
Tab B:	Cash Receipts
Tab C:	Cash Disbursements
Tab D:	Accounts and Notes Receivable
Tab E:	Accounts Payable
Tab F:	Tax Questionnaires
Tab G:	Declaration under Penalty of Perjury

EXHIBIT A

HA2003, Inc.
Monthly Operating Report—September 2003
Case No. 02 B 12059 (Jointly Administered)
Balance Sheet as at September 30, 2003

	HA2003, Inc.	LW2003, Inc.	Starbelly.com	Consolidated
ASSETS
Current Assets
Unrestricted Cash and Cash Equivalents	7,645,647	3,715	—	7,649,362
Accounts Receivable	2,946,651	(388)	—	2,946,262
Note Receivable	6,314,963	—	—	6,314,963
Inventories	—	—	—	—
Prepaid Expenses	153,356	—	—	153,356
Professional Retainers	—	—	—	—
Other Current Assets	—	—	—	—

TOTAL CURRENT ASSETS	17,060,616	3,327	—	17,063,943

Property and Equipment				—
Real Property and Improvements	—	—	—	—
Machinery and Equipment	—	—	—	—
Furniture, Fixtures and Office Equipment	—	—	—	—
Leasehold Improvements	—	—	—	—
Vehicles	—	—	—	—
Less Accumulated Depreciation	—	—	—	—

TOTAL PROPERTY & EQUIPMENT	—	—	—	—

Other Assets				—
Loans to Insiders	—	—	—	—
Other Assets	—	—	—	—

TOTAL OTHER ASSETS	—	—	—	—

TOTAL ASSETS	17,060,616	3,327	—	17,063,943

LIABILITIES AND OWNER EQUITY
Liabilities Not Subject to Compromise (Postpetition)
Accounts Payable	—	—	—	—
Taxes Payable	115,870	—	—	115,870
Wages Payable	—	—	—	—
Notes Payable	—	—	—	—
Reant/Leases—Building/Equipment	—	—	—	—
Professional Fees	2,374,867.81	—	—	2,374,868
Amounts due Insiders	—	—	—	—
Other Postpetition Liabilities	—	41,666	—	41,666

TOTAL POSTPETITION LIABILITIES	2,490,738	41,666	—	2,532,404

Liabilities Subject to Compromise (Pre-petition)				—
Secured Debt	—	—	—	—
Priority Debt	—	—	—	—
Unsecured Debt	36,023,205	8,054,233	5,105,738	49,183,176

TOTAL PRE-PETITION LIABILITIES	36,023,205	8,054,233	5,105,738	49,183,176

TOTAL LIABILITIES	38,513,943	8,095,898	5,105,738	51,715,579

Owners Equity				—
Capital Stock	461,385,054	1,000	—	461,386,054
Additional Paid in Capital	—		—	—
Partners' Capital Account	—		—	—
Owners Equity Account	—		—	—
Retained Earning—Pre-petition	(80,420,662)	6,991,016	(305,135,251)	(378,564,897)
Retained Earning—Postpetition	(389,864,933)	(15,084,588)	300,029,513	(104,920,008)
Adjustments to Owners Equity	(12,552,785)	—	—	(12,552,785)
Postpetition Contributions	—	—		—

NET OWNERS EQUITY	(21,453,327)	(8,092,572)	(5,105,738)	(34,651,636)

TOTAL LIABILITIES AND OWNER EQUITY	17,060,616	3,327	0	17,063,943

EXHIBIT B

HA2003, Inc.
Case No. 02 B 12059 (Jointly Administered)
Monthly Operating Report—September 2003

Cash Receipts

Date	Description	Receipts	Note
09/02/03	Marc Simon	50,000	funds from escrow for 08/03 severence
09/02/03	Marc Simon	50,000	funds from escrow for 09/03 severence
09/05/03	Acorn Press, Inc.	5,679	preference settlement
09/05/03	Ad-Graphics	1,300	preference settlement
09/05/03	A-Reliable Limousine Service, Inc.	1,521	preference settlement
09/05/03	Aura Badge Company	5,787	preference settlement
09/05/03	Barry T Chouinard, Inc.	5,400	preference settlement
09/05/03	Benjamin Martin Corporation	2,000	preference settlement
09/05/03	Bernard Cap Company Inc.	3,000	preference settlement
09/05/03	Bushnell Corporation	3,672	preference settlement
09/05/03	Cascade Promotion Corporation	5,000	preference settlement
09/05/03	Coburn Graphic Films Inc	5,520	preference settlement
09/05/03	CPS	8,681	preference settlement
09/05/03	Cramer Products Inc	3,546	preference settlement
09/05/03	Dard Products Inc	15,000	preference settlement
09/05/03	Netcom Group	320	preference settlement
09/05/03	David Peyser Sportswear	5,000	preference settlement
09/05/03	Direct Tech Concepts	5,500	preference settlement
09/05/03	Dri Mark Products	9,329	preference settlement
09/05/03	Encore Etch Inc	250	preference settlement
09/05/03	FAB Industries	7,500	preference settlement
09/05/03	Falcon	9,364	preference settlement
09/05/03	Design/FX	6,667	preference settlement
09/05/03	Fotoball USA, Inc.	370	preference settlement
09/05/03	Gadge USA Inc.	1,400	preference settlement
09/05/03	Graphic Image, Inc.	1,000	preference settlement
09/05/03	Gregory A. Greunke Company, Inc.	1,133	preference settlement
09/05/03	Halls & Company	1,966	preference settlement
09/05/03	Oddz On	30,000	preference settlement
09/05/03	Kforce	1,463	preference settlement
09/05/03	Milo Deezynz	500	preference settlement
09/05/03	Northranch Enterprizes	7,000	preference settlement
09/05/03	Objective Software Systems Inc	26,000	preference settlement
09/05/03	Paul K. guillow, Inc	836	preference settlement
09/05/03	Petersen & Lefkofsky PC	2,000	preference settlement
09/05/03	Phillips-Van Heusen Corporation	2,364	preference settlement
09/05/03	Piedmont Air Conditioning	1,103	preference settlement
09/05/03	Rawlings Sporting Goods Company Inc	12,949	preference settlement
09/05/03	Royal Scot Golf & Bowl	1,500	preference settlement
09/05/03	Sir Christopher Hatton, Inc	2,263	preference settlement
09/05/03	Slam Bam Fun Mdse	950	preference settlement
09/05/03	Sweetheart	5,358	preference settlement
09/05/03	Telephone Products, Inc.	1,646	preference settlement
09/05/03	Terryberry Company LLC	2,170	preference settlement
09/05/03	The Chocolate Inn Ltd	5,000	preference settlement
09/05/03	Tortolani	2,500	preference settlement

09/05/03	Transpacific Promotional Manufacturing, LTD, LLC	3,875	preference settlement
09/05/03	Uni-Pak	7,000	preference settlement
09/05/03	Warwick Publishing Company	2,000	preference settlement
09/05/03	Western Badge & Trophy Co	3,167	preference settlement
09/05/03	Willams Industries, Inc.	1,000	preference settlement
09/05/03	Wilson Sporting Goods	3,361	preference settlement
09/05/03	Xeta	5,000	preference settlement
09/12/03	AAA Glass Corporation	2,000	preference settlement
09/12/03	Aquent	5,000	preference settlement
09/12/03	Baltic Linen Company, Inc	3,500	preference settlement
09/12/03	Beltsville Plastic Products Company	667	preference settlement
09/12/03	Calibre International, LLC	1,911	preference settlement
09/12/03	Chemical Light, Inc.	4,000	preference settlement
09/12/03	Custom Craft Plastics	1,000	preference settlement
09/12/03	CYI Inc	3,500	preference settlement
09/12/03	Falcon Enterprises	3,236	preference settlement
09/12/03	Georigia Trading Post, Inc	1,200	preference settlement
09/12/03	Gold Bond, Inc.	33,000	preference settlement
09/12/03	Golf Plus	1,000	preference settlement
09/12/03	Newport Canvas	3,690	preference settlement
09/12/03	Alexander Mfg.	17,000	preference settlement
09/12/03	Imprints Wholesale	1,500	preference settlement
09/12/03	Innovation Specialties	4,000	preference settlement
09/12/03	Jacobson Hat Co Inc	2,500	preference settlement
09/12/03	Musgrave Pencil Co, Inc	10,600	preference settlement
09/12/03	Ve Nel	1,500	preference settlement
09/12/03	Universal Strap	1,500	preference settlement
09/12/03	Wisconsin Knitwear, Inc.	1,500	preference settlement
09/12/03	Texas Comptroller of Public Accounts	29	Refund of 2000 franchise tax overpayment
09/12/03	Treasurer of the State of Ohio	39	Refund of LW 1Q 2003 Departement of Job and Family Services
09/19/03	Augusta Sportswear	4,007	preference settlement
09/19/03	Columbia Sportswear Company	6,035	preference settlement
09/19/03	Craftsman Fabricated Glass Inc	5,672	preference settlement
09/19/03	Distinctive Brands	1,000	preference settlement
09/19/03	Gene R. Carloson Cenco Loose Leaf Products	925	preference settlement
09/19/03	K&R Instruments	4,617	preference settlement
09/19/03	Kennedy Incorporated	4,000	preference settlement
09/19/03	Kurtz Bros	5,500	preference settlement
09/19/03	Max's Screen Machine	3,500	preference settlement
09/19/03	Capstone Apparels	12,105	preference settlement
09/19/03	The Americanna Corp	2,250	preference settlement
09/19/03	Ziro Design, Inc	2,000	preference settlement
09/22/03	Jumbo CD interest	6,028
09/29/03	credit memo	9,699
09/30/03	AAA Glass Corporation	1,500	preference settlement
09/30/03	Anothy Enterprises, Inc.	1,250	preference settlement
09/30/03	ASAP Screen Printing & Embroidery	1,000	preference settlement
09/30/03	Bags & Boxes II, Inc.	763	preference settlement
09/30/03	Cartier	28,000	preference settlement

09/30/03	Classic Packaging Company	1,500	preference settlement
09/30/03	Corporate Document Solutions, Inc	2,584	preference settlement
09/30/03	Dahlgren Enterprises, Inc (dba Ice Nine Glass Design & Crystal D Creations)	1,350	preference settlement
09/30/03	Dart Manufacturing	9,000	preference settlement
09/30/03	Distinctive Brands Limited	1,000	preference settlement
09/30/03	Diversified Cartage Service, Inc.	11,042	preference settlement
09/30/03	EyeMed	8,500	preference settlement
09/30/03	Gene R Carlson Cenco	925	preference settlement
09/30/03	Georgia Power	7,404	preference settlement
09/30/03	Georgia Power	435	preference settlement
09/30/03	Georgia Power	367	preference settlement
09/30/03	Great American	3,400	preference settlement
09/30/03	Lions Pride	2,000	preference settlement
09/30/03	Illini Line	4,000	preference settlement
09/30/03	Image One Corp	1,000	preference settlement
09/30/03	Inner Harbor, Inc	1,500	preference settlement
09/30/03	Monarch Business Solutions	1,407	preference settlement
09/30/03	Paradise Custom Screening, Inc.	645	preference settlement
09/30/03	Intertek	4,750	preference settlement
09/30/03	Strong Leather	2,000	preference settlement
09/30/03	Thomasson Printing Company	1,848	preference settlement
09/30/03	MM Interest	584

	Total	617,870

EXHIBIT C

HA2003, Inc.
Case No. 02 B 12059 (Jointly Administered)
Monthly Operating Report—September 2003

Cash Disbursements

Clear Date	Check Date	Check #	Description	Disbursements	Note
09/02/03	08/26/03	1006	Broder Brothers	(251)	Creditor Committee—expense reimb
09/02/03	08/26/03	1009	Neil Gerber & Associates	(321,912)	Professional Fees
09/02/03	08/26/03	1010	Piper Rudnick	(217,021)	Professional Fees
09/03/03	08/25/03	1005	Levin Advertising Group, LLC	(5,277)	Insertion order 33106; USA Today legal notice
09/03/03		3110712	ADP TX/FINCL SVC ADP—TAX	(72)	August 2003 payroll fees
09/03/03		3110713	ADP TX/FINCL SVC ADP—TAX	(72)	September 2003 payroll fees
09/04/03	08/26/03	1008	LeBoeuf, Lamb, Greene & McRae	(186,193)	Professional Fees
09/08/03	08/26/03	1007	FTI Consulting	(33,304)	Professional Fees
09/09/03	09/05/03	1013	AlixPartners LLC	(299,777)	Professional Fees
09/09/03	09/05/03	1014	Merrill Communications	(10,892)	8-k filings 1/30, 4/4, 4/10, 5/2, 5/30, 6/25
09/15/03	09/12/03	1018	CT Corporation	(3,285)	HA2003, Inc. & LW2003, Inc. name change filings
09/18/03	09/08/03	1015	Idaho State Tax Commission	(30)	2002 tax filing
09/18/03	09/12/03	1017	Corp-Link Services, Inc	(820)	HA2003, Inc. Illinois annual report filing
09/22/03	09/08/03	1016	Wisconsin Department of Revenue	(25)	2002 tax filing
09/22/03	09/19/03	1020	Sperling & Slater	(494,677)	Professional Fees (80% June/July 2003 fees, 100% expenses)
09/22/03		wire	Salans	(37,451)	Professional Fees—32,014.99 euros; wire reference #177499ISN; $35 wire fee
09/24/03	09/22/03	1022	CT Corporation	(466)	HA2003 & Premier domestic representation
09/29/03	09/19/03	1021	LeBoeuf, Lamb, Greene & McRae	(36,341)	Professional Fees (2/20-5/31/03 expenses)
09/30/03			ADP TX/FINCL SVC ADP—TAX	(20,450)	MSS—Taxes for October Severence $50k
09/30/03			ADP TX/FINCL SVC ADP—TAX	(30,275)	MSS—Net Direct Deposit for October Severence $50k

			Total	(1,698,588)

EXHIBIT D

HA2003, Inc.
Case No. 02 B 12059 (Jointly Administered)
Monthly Operating Report—September 2003

Accounts and Notes Receivable

Premier—intercompany	2,804,414
HIG—assumed float	141,848
Beanstalk—note receivable	725,000
Ha-Lo Holdings, BV (HIG)—note receivable	4,589,963
Upshot Escrow	1,000,000

Total	9,261,225

EXHIBIT E

HA2003, Inc.
Monthly Operating Report—September 2003
Case No. 02 B 12059 (Jointly Administered)
Accounts Payable

Mayer Brown Rowe	3,402
Petersen & Lefkofsky	575
Fasken Martineau Dumoulin	4,355
Logan & Co	16,649
Wildman Harrold Allen & Dixon	25,863
Sachnoff & Weaver	34,603
Ungaretti & Harris	4,064
Ernst & Young	6,056
FTI Consulting*	35,000
Piper Rudnick*	890,754
Saul Ewing*	21,996
Silverman Consulting*	155,000
Sperling & Slater*	452,963
Neal Gerber & Eisenberg*	99,930
LeBoeuf, Lamb Greene & McRae*	509,672
Alix Partners*	75,000
Salans*	38,986

Total	2,374,868

*
estimate

EXHIBIT F

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE NORTHERN DISTRICT OF ILLINOIS
EASTERN DIVISION

CASE NAME: HA2003,  INC.                                                 CASE NO.: 02 B 12059

FOR SEPTEMBER 1 THRU SEPTEMBER 30, 2003

TAX QUESTIONNAIRE

        Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

1.	Federal Income Taxes	Yes ☒	No ☐
2.	FICA withholdings	Yes ☒	No ☐
3.	Employee's withholdings	Yes ☒	No ☐
4.	Employer's FICA	Yes ☒	No ☐
5.	Federal Unemployment Taxes	Yes ☒	No ☐
6.	State Income Tax	Yes ☒	No ☐
7.	State Employee withholdings	Yes ☒	No ☐
8.	All other state taxes	Yes ☐	No ☒

        If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of last payment.

Item 8

  •
  Michigan Foreign Corporation Fee, $23,870 due May 15, 2002 (form not received until September).

  •
  Delaware Franchise Tax, $92,000 due December 1, 2002.

  •
  The aforementioned taxes have not been paid pending resolution of issues relating to authorized, issued and outstanding stock and related capital, the basis for these taxes.

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE NORTHERN DISTRICT OF ILLINOIS
EASTERN DIVISION

CASE NAME: LW2003,  INC.                                                 CASE NO.: 02 B 13224

FOR SEPTEMBER 1 THRU SEPTEMBER 30, 2003

TAX QUESTIONNAIRE

        Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

1.	Federal Income Taxes	Yes ☒	No ☐
2.	FICA withholdings	Yes ☒	No ☐
3.	Employee's withholdings	Yes ☒	No ☐
4.	Employer's FICA	Yes ☒	No ☐
5.	Federal Unemployment Taxes	Yes ☒	No ☐
6.	State Income Tax	Yes ☒	No ☐
7.	State Employee withholdings	Yes ☒	No ☐
8.	All other state taxes	Yes ☒	No ☐

        If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of last payment.

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE NORTHERN DISTRICT OF ILLINOIS
EASTERN DIVISION

CASE NAME: STARBELLY.COM                                                 CASE NO.: 02 B 13221

FOR SEPTEMBER 1 THRU SEPTEMBER 30, 2003

TAX QUESTIONNAIRE

        Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.

1.	Federal Income Taxes	Yes ☐	No ☐
2.	FICA withholdings	Yes ☐	No ☐
3.	Employee's withholdings	Yes ☐	No ☐
4.	Employer's FICA	Yes ☐	No ☐
5.	Federal Unemployment Taxes	Yes ☐	No ☐
6.	State Income Tax	Yes ☐	No ☐
7.	State Employee withholdings	Yes ☐	No ☐
8.	All other state taxes	Yes ☐	No ☐

        If any of the above have not been paid, state below the tax not paid, the amounts past due and the date of last payment.

NOT APPLICABLE

EXHIBIT G

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE NORTHERN DISTRICT OF ILLINOIS
EASTERN DIVISION

DECLARATION UNDER PENALTY OF PERJURY

I, Marc S. Simon, acting as the duly authorized agent for the Debtor in Possession (Trustee) declare under penalty of perjury under the laws of the United States that I have read and I certify that the figures, statements, disbursement itemizations, and account balances as listed in this Monthly Report of the Debtor are true and correct as of the date of this report to the best of my knowledge, information and belief.

/s/ MARC S. SIMON For the Debtor In Possession (Trustee)
Print or type name and capacity of person signing this Declaration:
Marc S. Simon, Chief Operating Officer Debtors and Debtors-In-Possession

DATED: October 17, 2003

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  Exhibit 99.5
EXHIBIT A
EXHIBIT B
EXHIBIT C
EXHIBIT D
EXHIBIT E
EXHIBIT F
EXHIBIT G